UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2013

ACCESS MIDSTREAM PARTNERS, L.P.

(Exact name of Registrant as specified in its Charter)

Delaware	001-34831	80-0534394
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

525 Central Park Drive, Oklahoma City, Oklahoma	73105
(Address of principal executive offices)	(Zip Code)

(877) 413-1023

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Agreement.

On August 2, 2013, Access Midstream Partners, L.P. (the “Partnership”), Access Midstream Partners GP, L.L.C., (the “General Partner”), and Access MLP Operating, L.L.C. (“MLP Operating,” and together with the Partnership and the General Partner, the “Partnership Parties”), entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with Citigroup Global Markets Inc., Goldman, Sachs & Co. and Wells Fargo Securities, LLC (each a “Manager” and collectively, the “Managers”). Pursuant to the terms of the Equity Distribution Agreement, the Partnership may issue and sell from time to time through or to the Managers, as sales agents or principals, the Partnership’s common units representing limited partner interests (the “Common Units”) having an aggregate offering price of up to $300 million.

The Equity Distribution Agreement provides that a Manager, when it is acting as the Partnership’s sales agent, will be entitled to a commission of up to 2.0% of the gross sales price per Common Unit sold through such Manager, depending upon the number of Common Units sold. The Partnership may also sell Common Units to a Manager purchasing as principal for its own account at a price agreed upon at the time of sale. Any sale of Common Units to a Manager purchasing as principal will be pursuant to the terms of a separate terms agreement between the Partnership and the relevant Manager. The Partnership has no obligation to offer or sell any Common Units under the Equity Distribution Agreement, and may at any time suspend offers and sales under the Equity Distribution Agreement. A copy of the Equity Distribution Agreement, including a form of terms agreement as an annex thereto, is attached as Exhibit 1.1 to this Current Report and is incorporated by reference herein.

The Common Units will be issued pursuant to the Partnership’s registration statement on Form S-3 (File No. 333-189963) and the accompanying prospectus supplement, dated August 2, 2013, filed with the Securities and Exchange Commission in connection with the offer and sale of the Common Units.

The foregoing description of the Equity Distribution Agreement is not complete and is qualified in its entirety by reference to the full text of the Equity Distribution Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

1.1	Equity Distribution Agreement, dated August 2, 2013, between Access Midstream Partners, L.P., Access Midstream Partners GP, LLC, Access MLP Operating, L.L.C. and Citigroup Global Markets Inc., Goldman, Sachs & Co. and Wells Fargo Securities, LLC.

5.1	Opinion of Latham & Watkins LLP.

8.1	Opinion of Latham & Watkins LLP relating to tax matters.

23.1	Consent of Latham & Watkins LLP (contained in Exhibit 5.1).

23.2	Consent of Latham & Watkins LLP (contained in Exhibit 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCESS MIDSTREAM PARTNERS, L.P.
By: Access Midstream Partners GP, L.L.C., its general partner

By:	/s/ David C. Shiels
David C. Shiels Chief Financial Officer

Dated: August 2, 2013

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

1.1	Equity Distribution Agreement, dated August 2, 2013, between Access Midstream Partners, L.P., Access Midstream Partners GP, LLC, Access MLP Operating, L.L.C. and Citigroup Global Markets Inc., Goldman, Sachs & Co. and Wells Fargo Securities, LLC.

5.1	Opinion of Latham & Watkins LLP.

8.1	Opinion of Latham & Watkins LLP relating to tax matters.

23.1	Consent of Latham & Watkins LLP (contained in Exhibit 5.1).

23.2	Consent of Latham & Watkins LLP (contained in Exhibit 8.1).